Exhibit 10.1

Lease Agreement LiqTech Plainvim (Taicang) 2021

房 屋 租 赁 协 议

Lease Agreement

立协议双方

This Lease Agreement is made by and between the following parties:

甲方（出租方）：平谦（太仓）现代产业园有限公司

 （以下称为“甲方”或者“出租方”)

地址：江苏省太仓市沙溪镇岳王临港南路525号

电话：0512-53308088

电子邮件地址：tcsjw@plainvim.com.cn

Plainvim (Taicang) Industrial Park Co., Ltd., acting in its capacity as the Lessor

Address: No. 525, Lingang South Road, Yuewang, Shaxi Town, Taicang City, Jiangsu Province

Telephone: 0512-53308088

Email Address: tcsjw@plainvim.com.cn

(Hereinafter referred to as “Party A” or the “Lessor”)

乙方（承租方）：LiqTech Emission Control A/S

（以下称为“乙方”或者“承租方”）

地址：丹麦霍布罗市9500昂西尔德柯克比本舍伊工业园区24号

电话：(+45) 40446858, (+45) 31315941

电子邮件地址：ct@liqtech.com

LiqTech Emission Control A/S, acting in its capacity as the Tenant

Address: Benshoej Industrivej 24, Sdr. Onsild Kirkeby, 9500 Hobro, Denmark

Telephone: (+45) 40446858 direct, (+45) 31315941

Email Address: ct@liqtech.com

(Hereinafter referred to as “Party B” or the “Tenant”)

 （甲方和乙方并称为“双方”)

(Party A and Party B are collectively referred to as the “Parties”)

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根据《中华人民共和国民法典》、《江苏省房屋租赁条例》和国家其它法律法规以及本市相关规定，甲乙双方本着平等、互利的原则，在自愿的基础上，通过友好协商，就甲方向乙方出租租赁物（定义见下文）事宜达成本房屋租赁协议。考虑到本协议所载的前提、公契和条款以及其他有效的对价/约因，双方在此确认其已收到且充分，甲乙双方同意如下：

In accordance with the Civil Code of the People’s Republic of China, Regulations of Jiangsu Province on Building Leasing and other national laws, regulations as well as relevant provisions of this municipality, Party A and Party B have, adhering to the principles of equality and mutual benefit, on the basis of voluntariness and through friendly consultation, entered into this Lease Agreement for the purposes of Party A leasing the Premise (as further defined) to Party B. In consideration of the premises set forth herein, the mutual covenants and terms herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Party A and Party B agree as follows:

第一条、	租赁物位置、面积、功能及用途
1.	Premise Location, Area and Permitted Usage Area

1.1

1.1.1	根据本租赁协议中规定的条款和条件，甲方在此同意向乙方出租，乙方在此同意向甲方承租以下位于江苏省太仓市沙溪镇岳王临港南路525号，平谦（太仓）现代产业园 的11号厂房（如附件一 不动产权证中进一步描述）。甲方兹证明其建筑面积为8,524.67平方米。包括附件四中描述的，厂房北侧允许乙方使用（用于公用设施、停车场、存储等）的外部区域在内。 本租赁协议项下拟租赁的上述厂房统称为 “租赁物” 。

Subject to the terms and conditions set forth in this Lease Agreement, Party A hereby agrees to lease to Party B and Party B hereby agrees to rent from Party A the following premises identified as Plant 11#，Plainvim Taicang Industrial Park (as further depicted in Appendix 1- Property Ownership Certificate), located at No. 525, Lingang South Road, Yuewang, Shaxi Town, Taicang City, Jiangsu Province. Party A hereby certify that the construction area consists of 8,524.67 square meters. Included permitted outside usage area for Party B along the North side of the building (for utilities equipment, parking, storage, etc.) is illustrated in Appendix 4.

The above-described leased premises contemplated under this Lease Agreement are collectively referred to as the “Premise”.

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1.1.2

甲方无条件赋予乙方对甲方一栋三期厂房的优先租赁权。该三期厂房须紧邻租赁物且面积与租赁物相似，具体面积以最终不动产权证为准。

该厂房计划于 2022 年 12 月 1 日竣工并可供出租，其条件与本租赁协议相同。

乙方因此享有对该三期厂房的优先租赁权。该优先租赁权自本协议签订之日起生效，不可撤销。

甲方应在该三期厂房竣工验收之日发出书面通知给乙方，乙方在收到甲方书面通知之日起至甲方取得不动产权证后三十（30）天内，作出是否租赁该厂房的决定。

Party A unconditionally grants Party B a right of first refusal with respect to a plant in Phase Ⅲ of similar size as the Premise and immediately neighboring the Premise. The actual construction area shall be determined based upon the final property ownership certificate.

The actual construction area is scheduled to be available for purposes of leasing as of December 1, 2022, under the same conditions as those contained in the present Lease Agreement.

Party B shall therefore benefit from a right of first refusal with respect to the plant in Phase III. This right of first refusal shall be irrevocable and effective as of the execution of this Lease Agreement.

Party A shall be responsible for notifying Party B of the completion and acceptance of the aforementioned Phase Ⅲ plant by sending a written notice. As of its receipt of the written notice by Party A, Party B shall benefit from a thirty (30)-calendar-day period to decide whether to lease the plant or not following Party A’s receipt of the property ownership certificate.

1.2	甲方声明并保证，其作为租赁物的出租方和所有权人，拥有签订本租赁协议所需的权力和权利。 在此基础上，甲方与乙方就房屋租赁订立合同关系。 在乙方拟投资设立的新公司（以下简称为“LiqTech中国”）取得营业执照后，甲乙双方将与LiqTech中国签订补充协议，本协议项下乙方之全部权利、义务和责任应自动且无条件地转让给LiqTech中国。同时，LiqTech中国将向甲方出示其营业执照，作为本租赁协议附件。

Party A represents and warrants that it possesses the required authority and right to enter into this Lease Agreement in its capacity as the lessor and owner of the Premise. On this basis, Party A shall enter into a contractual relationship with Party B for the lease of the Premise.

Once the company invested and registered by Party B (hereinafter referred to as “LiqTech China”) obtains its official business license, both Parties in addition to LiqTech China shall enter into a supplementary contract whereby all rights, obligations and responsibilities of Party B in this Lease Agreement shall be automatically and unconditionally transferred and assigned to LiqTech China. Meanwhile, the business license of LiqTech China shall be reproduced and contained as appendix to this Lease Agreement.

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1.3

乙方应将租赁物用于工业生产，办公及无害仓储（不可住宿）。乙方在租赁期（定义见下文）内未征得甲方事先书面同意，或未按规定经安全生产监管、消防等有关部门批准，不得擅自改变该租赁物经许可的功能。

乙方改变租赁物功能须经甲方书面同意。因改变功能所需的全部相关文件由乙方负责准备并提交政府机关审批，甲方应向乙方提供所有必要的支持。因改变租赁物功能发生的全部费用应由乙方自行承担。

如果乙方未经甲方书面同意或向政府部门声明而改变租赁物功能，甲方应有权要求乙方立即终止任何此类改变行为。 因整改或修复而产生的一切费用均由乙方承担。

Party B shall use the Premise for manufacturing, office work and non-hazardousness warehousing (but not for dormitory purposes). During the Lease Term (as further defined), Party B may not unilaterally change the approved usage of the Premise without Party A’s prior written consent and the relevant department’s verification and approval, such department may consist of the Administration of Work Safety Supervision, and Fire Protection Department.

Party A’s written approval shall be required if Party B needs to modify the use of the Premise for any reason. Party B shall be responsible for securing all the related documentation and for submitting the same to government authorities for approval. Party A shall provide all necessary support to Party B. Any and all costs related to the modification of use of Premise shall be borne by Party B.

If Party B modifies the usage of the Premise without having obtained Party A’s written approval or declaration to government authorities, Party A shall have the right to demand that any such modification cease immediately. Any and all rectification and modification costs shall be borne by Party B.

1.4	乙方应在该租赁物内根据其经批准的营业执照（包括经营范围内载明的任何经营许可）合法进行其经营活动。 乙方不得将租赁物用于任何其他目的，并对违反本第1.4条的行为承担全部责任。

Party B shall use the Premise to legally operate its business activities as provided in its approved business license (including any operation licenses stated in the business scope). Party B may not use the Premise for any other purpose and shall be held fully responsible for any breach of this Article 1.4.

第二条、	租赁期限
2.	Lease Term

2.1	双方约定，本租赁协议应在2021年09月01日 至2029年08月31日，即八（8）年内有效（以下简称“租赁期”）。乙方应按本协议规定支付租金及物业管理费。电费、水费和其它费用由乙方按实际使用情况支付。

The Parties agree that this Lease Agreement shall be in effect for an eight (8) year term, ranging from September 01 of 2021 to August 31 of 2029 (hereinafter referred to as the “Lease Term”). Party B shall be responsible for the payment of the Rental and Property Management Fee according to the terms of this Lease Agreement. Party B shall further be responsible for paying the electricity fee, water fee and other agreed fees based on Party B’s actual usage thereof.

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2.2	八（8）年租赁期满后，乙方可以于租赁期满六（6）个月前 (即2029年02月28日前) 向甲方提出书面续租要求，以延长本租赁协议有效期。经协商一致双方可重新签订租赁协议。只要乙方在提出续租要求时没有违反本协议项下之条款，甲方根据下列事项，应同意乙方的续租要求。
（a）	续约时租赁物的市场租金、续约期间的租金和物业管理费由甲方作相应调整；
（b）	其他双方同意并取得一致意见的条件，承诺和状况；和

Upon the expiration of the eight (8) year Lease Agreement, Party B may submit a written request to Party A at least six (6) months prior to expiry of the Lease（before February 28 of 2029 to renew the term of this Lease Agreement. The Lease Agreement may be renewed upon the mutual consent of the Parties. Provided that Party B is not in default under any of terms of this Agreement at the time of the request, Party A shall agree to renew the Lease Term, subject to the following considerations:

(a)	The market rent for the Premise at the time of renewal, the Rent and Property Management Fee during the renewal period shall be adjusted accordingly by Party A;
(b)	Any other agreed upon conditions, commitments and engagements by the Parties; and

2.3	甲方无条件赋予乙方为期十（10）个月的优惠租赁期，从2021年09月01日起至2022年06月30日。该优惠租赁期内，乙方应支付的本协议项下第4.2条的租金减半，物业管理费不变。在上述期限内，乙方应按实际使用量支付水费、电费及其他费用。

Party A unconditionally grants Party B a preferential rental period for a ten (10) month term beginning on September 01, 2021, until June 30, 2022. During this ten (10) month term, Party B shall only be responsible for half (50%) of the Rental fees provided under this Lease Agreement §4.2, and the full (100%) Property Management Fee. The electricity fee, water fee and other agreed fees during the above-mentioned period shall be paid according to actual usage.

第三条、	租赁物的交付与返还
3.	Delivery of the Premise and Return

3.1	经双方约定，甲方同意乙方有权酌情决定，从2021年08月15日起可提前进驻租赁物，并且甲方应提供必要的说明，以便LiqTech中国的设立注册。根据租赁物的现场验收情况，甲乙双方应在当天签署《附件二：租赁物交付确认书》。 甲方应向乙方提供租赁物不动产权证的复印件。 本协议租赁期从2021年09月01日起算。租赁期起算前，乙方无需支付任何租金或物业管理费（定义见下文）。

As agreed between both Parties, Party A shall grant Party B with physical access to the Premise in advance from August 15, 2021 at Party B’s discretion, and Party A shall further provide the necessary statement for the purpose of incorporation and registration of LiqTech China. Pursuant to the on-site inspection of the Premise, the two Parties shall sign Appendix 2: Premise Delivery Confirmation Letter on the date of the completion of the inspection.

Party A shall then provide a copy of the Property Ownership Certificate of the Premise to Party B.

The Lease Term shall commence on September 01, 2021. Party B shall not pay the Rental or Property Management Fee (as further defined) prior to the commencement of the Lease Term.

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3.2	本协议到期后，租赁物按照双方约定进行恢复与归还。如果双方无法达成约定的，乙方应将租赁物恢复至近似原样，合理磨损除外，或更好地，恢复至甲方书面同意的状态后，在本合同终止之日起五（5）个工作日内返还给甲方。租赁物返还给甲方后，双方应签订《租赁物返还确认书》。

Upon the termination of this Lease Agreement, the Premise shall be recovered and restored as mutually agreed between the Parties. In the event that the Parties cannot agree on the restoration of the Premise, Party B shall recover the Premise to similar original usage condition, reasonable wear and tear excepted, or better, or in another condition with Party A’s written consent, and return to Party A within five (5) business days of the Lease Agreement’s termination. Upon the return of the Premise to Party A, both Parties shall sign the Premise Return Confirmation Letter.

3.3	如果乙方未能或疏忽在本租赁协议规定的期限内将租赁物返还给甲方，每逾期一日，乙方应按租赁面积每平方米人民币1.0 元向甲方支付逾期使用费。乙方逾期超过六十（60）日的，根据甲方送达乙方的书面通知，在五（5）天期限届满后，甲方有权打开房门、换锁、移走乙方的财物，包括固定装置、装修和设备。此时，乙方将被视为放弃该租赁物并让渡其在该租赁物内提供的装修、固定设施和改善部分的权利。。

If Party B fails or neglects to return the Premise to Party A within the deadlines stipulated in this Lease Agreement, Party B shall pay an overdue usage fee of RMB 1.0 per sqm per additional day of occupancy. If Party B fails or neglects to return the Premise to Party A more than sixty (60) days following the due date, Party A shall have the right to open the Premise’s door, change the locks, remove Party B’s belongings, including fixtures, decoration and equipment, the whole following the lapse of a five (5) day term pursuant to a written notification sent to Party B. Party B shall then be deemed to have abandoned the Premise and relinquished its rights to the renovations, fixtures and improvements provided by Party B within the premise.

第四条、	租赁费用
4.	Rent and Charges

4.1	租赁保证金

Lease Deposit

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4.1.1	租赁保证金等同于三（3）个月租金，金额为人民币767,220 元。乙方应在本协议签订后十五（15）个银行工作日内向甲方支付租赁保证金。租赁期及续租期间，如有租金上涨的，租赁保证金应始终保持三 (3) 个月租金的价值。

The Lease Deposit shall be equivalent to the value of three (3) months of rental payments, namely RMB 767,220 Yuan. Party B shall pay the Lease Deposit to Party A within fifteen (15) business days of the execution of the present Lease Agreement. During the Lease Term and any extension thereof, the Lease Deposit shall always correspond to the value of three (3) months of rental payments, taking into considering any rent increases.

4.1.2	甲方银行账户信息如下： 单位名称：平谦(太仓)现代产业园有限公司 开户行：中国工商银行太仓沙溪支行 账号：1102240819003181325 如果乙方未能或疏忽在规定的期限内支付租赁保证金，则乙方应每天支付滞纳金，金额为迟付金额的万分之一（0.01%）。

Party A’s banking information is provided hereinbelow for reference purposes:

Company Name: Plainvim (Taicang) Industrial Park Co., Ltd.

Bank: ICBC Taicang Shaxi branch

Account: 1102240819003181325

In the event that Party B fails or neglects to pay the Lease Deposit upon the due date, a daily overdue surcharge of 1/10,000 (0.01%) shall be applied to the overdue amounts.

4.1.3	租赁保证金返还：如租赁期满后乙方决定不续签本合同，按本协议第3.2条办理租赁物返还确认手续后 30 日内，甲方应将该租赁物的租赁保证金，在扣除乙方未付款项、水电费滞纳金和本协议项下乙方应支付的其它违约金、赔偿金后，不计利息退还给乙方。甲方逾期支付租赁保证金的，应支付滞纳金，金额为迟付金额的0.05%（万分之五）。

Return of the Lease Deposit: If Party B elects to not renew the Lease Agreement upon the expiration of the Lease Term, Party A shall return the Lease Deposit less (-) any outstanding payment due by Party B, overdue charges for water and electricity and other liquidated damages or indemnities due by Party B, to Party B on an interest free basis within thirty (30) days of the return of the Premise in accordance with Article 3.2 of this Lease Agreement. In the event that Party A does not return the Lease Deposit within the thirty (30) day delay, a daily surcharge of 5/10,000 (0.05%) shall be added to the overdue amount owed by Party A.

4.2	租金及物业管理费

Rental and Property Management Fee

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4.2.1	从2021年09月01日 起至 2025年08月31日 ， 租赁物租金为人民币30 元每平米每月（含税） 从2025年09月01日 起至 2029年08月31日， 租赁物租金为人民币 33.6 元每平米每月（含税）

From September 1 2021 to August 31 2025, the Premise Rental fees shall be RMB 30 Yuan/m2/month (tax included).

From September 1 2025 to August 31 2029, the Premise Rental fees shall be RMB 33.6 Yuan/m2/month (tax included).

4.2.2	物业管理费

Property Management Fee

从2021年09月01日 起至 2025年08月31日，物业管理费为人民币 2元/平方米/月（含税）。

从2025年09月01日 起至 2029年08月31日，物业管理费为人民币2.24元/平方米/月（含税）。

From September 1st 2021 to August 31 2025 , the Property Management Fee shall be RMB 2 Yuan/sqm/month (tax included).

From September 1st 2025 to August 31 2029, the Property Management Fee shall be RMB 2.24 Yuan/sqm/month (tax included).

甲方提供的物业管理服务应包含以下内容：

1) 24小时安保；

2) 园区室外道路清洁;

3) 绿化养护;

4) 租赁物的正常维护和外部清洁；

5) 餐厅设施

The Property Management services offered by Party A shall consist of the following:

1) 24 hours guards;

2) Cleaning of the outside road;

3) Greenery;

4) General and regular maintenance, and exterior cleaning, of the Premise.

5) Canteen facilities

4.2.3	支付方式：

Method of Payment:

乙方每三个月（“支付周期”）支付租金及物业管理费。支付日为前一个支付周期的最后一个工作日。租金及物业管理费应同步支付到本协议项下甲方指定的银行账户。租金及物业管理费应从本协议第2.1条定义的租期开始之日开始计算。

Party B shall pay the Rental & Property Management Fee on a three-month basis (“Payment Period”). The applicable payment date shall be the last business day of the previous Payment Period. The Rental and the Property Management Fee shall be paid simultaneously by Party B to Party A’s designated bank account as provided in this Lease Agreement. The Rental and Property Management Fees shall be calculated as of the commencement date of the Lease Term as defined in Article 2.1 of this Lease Agreement.

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乙方应在2021年08月31日之前支付从2021年09月01日到 2021年11月30日的首期租金及物业管理费，金额为人民币434,758元（大写：肆拾叁万肆仟柒佰伍拾捌元）。

Party B shall pay the Rental and Property Management Fees for the first installment prior to August 31, 2021, which shall cover the period ranging from September 1 2021 to November 30 2021, the amount of which shall RMB 434,758 Yuan.

4.2.4	如果乙方在规定的期限到期后至少六（6）个工作日内未能或疏忽支付租金及物业管理费的，乙方应支付滞纳金，每日金额为迟付金额的0.01% （万分之一），除非乙方是由于甲方没有履行其在本协议项下义务的原因而迟付的。

In the event that Party B fails or neglects to pay the Rental and Property Management Fees latest 6 business days upon their due date, a daily overdue surcharge of 1/10,000 (0.01%) shall be applied to the overdue amounts, unless the non-payment or delay is caused by Party A’s failure to perform as required under this Lease Agreement.

第五条、	租赁物的维护
5.	Maintenance of the Premise

5.1	本协议租赁期间，乙方应按本协议前述约定使用租赁物以开展其经营活动。未经甲方事先书面同意乙方不得将租赁物用作其他目的。因乙方原因导致租赁物损坏的，乙方应负责维修并承担相关费用。乙方承认若此类损坏无法修复的，甲方应有权获得赔偿。乙方拒不维修的，甲方可代为维修，乙方应承担甲方因该类维修而产生的直接费用。

During the term of this Lease Agreement, Party B shall use the Premise to conduct its business activities, as set forth in this Lease Agreement. Party B shall not use the Premise for other purpose without Party A’s prior written consent. Party B shall be responsible for the repair, if required, of damages caused by Party B, and acknowledges if such damages are irreparable, Party A shall be entitled to compensation. If Party B fails to repair the damages caused, then Party A may make necessary repairs on behalf of Party B, and Party B shall be liable to Party A for the direct costs incurred in making such repairs.

5.2	甲方应负责所有非乙方造成的租赁物结构和外部维护、维修，维修费用由甲方负责。甲方应在接到乙方书面通知后的三个工作日内，派员进行维护、维修。如果甲方未能、拒绝或疏忽按照第 5.2 条进行维修的，乙方可以进行维护、维修，费用由甲方承担，该笔费用可以从乙方应付给甲方的租金中扣除。

Party A, at its own expense, shall be responsible for all structural and external maintenance/repairs to the Premise that were not caused by Party B. Party A shall ensure such maintenance/repairs are carried out within three (3) business days of its receipt of Party B’s notice. If Party A fails, refuses or neglects to make the repairs required under this Article 5.2, Party B may proceed with such maintenance/repairs, at Party A’s cost, which may be withheld from the rent payable by Party B to Party A.

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5.3	因不明原因造成租赁物损坏的，甲方应书面通知乙方。双方应配合调查损坏原因及责任方。 修理此类损坏的费用应由损坏责任方承担。 如果双方无法就损害原因达成一致，则双方应指定第三方进行调查，第三方的决定应对双方具有约束力。

In the event of damage to the Premise which is due to an unknown cause, Party A shall send a written notice to Party B. The Parties shall collaborate to investigate the cause of the damage and the responsible Party. The costs to repair such damages shall be borne by the Party responsible for the damages. If the Parties are unable to agree on the cause of the damages, the Parties shall appoint a third party to investigate and the third party’s decision shall be binding upon the Parties.

第六条、	租赁物的改建
6.	Alteration of the Premise

6.1	乙方在向甲方发送拟改建的通知后，可对该租赁物进行小幅改建、内部装修、修理或改善。未经甲方事先书面同意，乙方不得进行重大改建、外部装修或修理。在任何情况下，乙方均不得损坏或危及租赁物的安全结构。除非另有约定，因改建、修理或改善所发生的所有费用应由乙方承担。

Party B may conduct minor alterations, interior constructions, repairs or improvements the Premise upon sending notice of the intended alterations to Party A. Any major alterations, exterior constructions or repairs may not be carried out by Party B without having obtained Party A’s prior written consent. In all cases, Party B may not compromise or risk the safety structure of the Premise. All costs relating to the alterations, repairs or improvements shall be borne by Party B, unless otherwise agreed.

6.2	本租赁协议到期或终止后，双方应就乙方对租赁物的改建、修理或改善部分的处理进行友好协商。如果双方无法达成一致的，除非经甲方同意和承认，乙方应将租赁物恢复至清洁的、良好的状态，合理磨损除外。对于经甲方同意但由乙方出资建设的改良部分，双方将就以二手设备、装饰和公用设施的公平市场价格来接管该些改良部分进行友好协商。

Upon the expiry or termination of the Lease Agreement, the Parties shall negotiate in good faith to determine how to handle such issues of the alterations, repairs or improvements made by Party B. In the absence of an agreement between the Parties, Party B shall restore the Premise to clean and good condition, subject to reasonable wear and tear, except with Party A’s knowledge and consent otherwise. In the cases of improvements agreed by Party A but paid for by Party B, the Parties will enter into good faith negotiations of the potential take-over of such improvements at fair market prices for second-hand equipment, decorations and utility installations.

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第七条、	租赁物转租
7.	Sublease of the Premise

7.1	未经甲方书面同意，乙方不得将租赁物全部或部分转租。 尽管有上述规定，乙方可以将租赁物转租给任何其拥有或者共同拥有全部或者部分股份的公司或者与之共享该租赁物。

Party B may not sublease the Premise, in whole or in part, without Party A’s written approval. Notwithstanding the foregoing, Party B may sublet or share the Premise with any company in which it owns shares, is fully or partly is owned by, or is under common ownership with.

第八条、	保险
8.	Insurance

8.1	在租赁期内，甲方应负责购买租赁物的 “财产一切险” （见本合同附件三）。乙方应负责为其在租赁物内的资产购买保险和其它乙方认为合理的保险。若任何一方未购买本第8.1条所述保险，由此而产生的赔偿及责任由该方承担。

During the Lease Term, Party A shall be responsible for purchasing Property All Risks Insurance for the Premise (as reproduced in Appendix 3 to this Lease Agreement). Party B shall purchase insurance to protect and cover its assets held inside the Premise and any other insurances Party B deems reasonable. If any Party fails to purchase the insurance required under this Article 8.1, any compensation and liability incurred in such respects shall be borne by the respective Party.

第九条、	供水、排水、供电，污水处理及基础设施
9.	Water Supply/Sewerage, Electricity, Wastewater Treatment and Infrastructure

9.1	在租赁期和续租期内，甲方应确保租赁物水（及排水）、电正常供应，同时遵照沙溪镇供水、供电部门的相应调度。在租赁期内，除意外事故、无法避免的维修和新装，或乙方拖欠使用费，违规操作外，甲方确保乙方将不会被部分或全部断水、电。园区内任何由甲方进行的维修应提前至少五（5）个工作日通知乙方，如果是由当地供水、供电部门发出的停水（停排水）、停电通知，甲方应在收到通知的当天转告乙方。

Party A guarantees to Party B that the Premise shall be equipped with the required supply (and sewerage) of water and electricity during the original Lease Term and any extension thereof. Party A shall further ensure all protocols and standards relating to the planning of local Shaxi town water and electricity supply departments are thoroughly followed. Party A shall further ensure there is no partial or total disconnection of the water or electricity supply during the Lease Term unless such disconnection is due to accident, unavoidable technical maintenance or connection, or delay in the payment of consumption fee or improper operation by Party B. Party A shall notify Party B of any technical maintenance or connection planned within the industrial park at least five (5) business days in advance. Party A shall forward any notification regarding electricity or water supply (and sewerage) interruption issued by the local water and electricity supply departments to Party B on the day of Party A’s receipt thereof.

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9.2	乙方应根据其实际使用量，按照《平谦工业园服务手册》向甲方支付水费。自来水价格为公示水价加百分之五（5%）。 甲方随后应向乙方开具增值税发票或水费正式收据，用于法律、会计和入账目的。

Party B shall pay Party A for the actual water consumption according to the rate specified in the Service Manual of Plainvim Industrial Park, which is the public water price plus a five percent (5%) surcharge.

Party A shall then issue VAT invoices or official receipts for the water fee to Party B for legal, accounting and bookkeeping purposes.

9.3	甲方应保证在租赁期和续租期内，达到《污水综合排放标准》（GB8978-1996）《污水排入城镇下水道水质标准》（GB/T31962-2015）中的A级标准的污水排放系统与沙溪镇污水排放系统连接。乙方排放工业污水应遵守当法律法规及当地政府环保要求，达标排放并自行承担相关费用。

Party A shall be responsible for ensuring that the Premise’s wastewater system, which falls under the Class A of National Standard GB8978-1996 and GB/T31962-2015, remains connected to Shaxi Town wastewater system during the original Lease Term and any extension thereof.

Party B shall discharge industrial wastewater according to relevant laws and regulations and the environmental protection requirements of the local government and Party B shall bear the expenses relating to such discharged industrial wastewater.

9.4	乙方应有权在厂房面向主干道的外墙面设置单立的，足以看得见的标牌，标明公司名称和标志，但需取得甲方的预先批准，并遵守城管部门的要求。

Subject to the pre-approval of Party A and following the guidelines of the city administrative authority, Party B shall have the right to place a readily visible sign identifying Party B’s company name and logo on the Premise’s exterior wall facing the main road.

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9.5

甲方保证在租赁期和续租期内，租赁物应配有5500KVA的高压接口（10,000V）。如乙方实际用电容量需求发生变化，经乙方书面要求，甲方应尽最大努力协助调整容量，使乙方优化生产或节约成本。其环网柜设置于租赁物南侧绿化带内。乙方应根据其实际需求直接向太仓供电局申请电缆、变压器及相关电柜等设备，由此产生的费用由乙方承担。乙方应直接与供电公司签订合同，约定用电事宜。在未来应乙方要求需增容时，甲方应全力配合提供增容接口。

During the original Lease Term and any extension thereof, Party A guarantees that the Premise is supplied with a high voltage line (10,000V) holding a capacity of 5500KVA. In the event, Party B’s actual power capacity requirement is changed, and upon the written request by Party B, Party A shall use best efforts to assist and adjust the capacity accordingly so Party B can optimize its production or save costs.The high voltage panels and switchgear shall be installed in the green belt on the south side of the Premise. With regards to the low voltage, Party B shall apply directly to Taicang Electricity Supply Bureau for cables, transformers, related electrical cabinets and other equipment required to fulfill its needs, and the costs thereof shall be borne by Party B. With respect to the usage of electricity in the Premise, Party B shall enter into an agreement directly with the electricity supply company. In the future in the event that the capacity needs to be increased at Party B’s request, Party A shall cooperate fully to provide the necessary capacity expansion connection.

9.6	如果甲方没有履行第9.1至9.5中的义务，而乙方可以提供证据证明造成了间接损害的，乙方应有权扣留不超过损害赔偿金额的租金，直到事情解决为止。

In the event that Party A does not fulfil its obligations under these Articles 9.1 to 9.5 and upon providing evidence of consequential damages suffered, Party B shall have the right to withhold its Rental payment, not exceeding the amount of the damages suffered, until the matter has been settled between the Parties.

第十条、	合同的变更和解除
10.	Amendments and Lease Agreement Duration

10.1.1	租赁期内，双方经协商一致可修改本合同。修改应为书面形式，经双方正式签署后生效。

During the term of the Lease, this Lease Agreement may be modified or amended upon mutual consent of the Parties. The amendment or modification shall be provided in writing and duly executed by both Parties to be valid.

10.2	如乙方在本协议租赁期届满前终止协议的，则第4.1.1条所述的租赁保证金不予退还。 该租赁保证金将被视为最终定金，且不予退还。

In the event that Party B terminates this Lease Agreement prior to the expiration of the Lease, the Lease Deposit provided for in Article 4.1.1 shall not be refunded to Party B. The Lease Deposit shall be deemed final, and not refundable.

10.3	甲方应有权终止本租赁协议并有权向乙方要求赔偿， 如果乙方：
a)	被有关部门发现其利用租赁物从事非法活动且未及时整改的；
b)	未经甲方同意而根本性地改变了租赁物的用途；
c)	至少连续60 天拖欠租金及费用，除非是由于甲方未履行其义务；
d)	发生重大安全事故导致死亡或者不可挽回的严重环境事故、或其他不可挽回的严重事故，被当地政府责令停业、关闭时。

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甲方在向乙方提供书面通知或警告，详细说明问题以及寻求的救济措施，且乙方未能在甲方发出的通知或警告中规定的合理时间内纠正违规或违约行为的，甲方应有权要求乙方支付赔偿金。

除本第10.3条所列情况外，甲方不得提前终止本租赁协议。

Party A shall be entitled to terminate this Lease Agreement and shall further be entitled to compensation payable by Party B in the following circumstances:

a)	Party B has been found by relevant authorities to have conducted or engaged in illegal activities through the use of the Premise and has not rectified such activities in a timely manner;
b)	Party B made or caused to make fundamental changes to the Premise without Party A’s consent;
c)	Party B is in arrears of payment of the rental fees and charges for at least sixty (60) consecutive days, unless such arrears are due to unfulfilled obligations by Party A;
d)

Party B has been ordered by the local government to suspend its business activities or shut down because Party B has suffered either serious safety accidents causing death, severe irreparable environmental accidents, or other forms of severe irreparable accidents..

Party A shall be entitled to compensation payable by Party B on the condition that Party A has provided a written notice or warning to Party B detailing the issue and the remedy sought, and Party B has failed to rectify the violation or breach within a reasonable time frame as provided in the notice or warning sent by Party A.

Party A shall not be permitted to terminate this Lease Agreement except under the circumstances listed in this Article 10.3.

10.4	如乙方计划在本协议租赁期届满前终止的，乙方应提前至少十二（12）个月以书面形式通知甲方。根据第10.2条的规定，租赁保证金不予退还。在任何情况下，乙方应有权保留使用该租赁物并从中受益的全部权利直至该十二（12）个月通知期的最后一天。

In the event that Party B wishes to terminate this Lease Agreement prior to the expiration of the term of the Lease, Party B shall give Party A at least twelve (12) months prior written notice. Further, Party B shall not be entitled to a refund of the Lease Deposit as specified in Article 10.2. In all cases, Party B shall retain the full right and authority to use and benefit from the Premise until the last day of the twelve (12) -month notice period.

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10.5	发生因与乙方无关的原因，包括乙方截至2021年12月31日仍未能获得环境影响登记批准、法律变更或不可抗力，导致租赁物无法使用或者乙方员工的人身安全或健康受到危害的情况的，本协议可终止。甲方应将租赁保证金返还给乙方。乙方收到租赁保证金后，双方均不承担违约责任。

“不可抗力” 指本协议签署日之后发生的暂停、延迟或终止本协议任何一方完全或部分履约的、且在本协议一方控制范围以外的、不可预见、无法避免和无法克服的所有事件。该等事件应包括地震、台风、水灾、火灾、火山爆发、其它自然灾害、战争、暴乱、敌对行为、公共骚乱、公敌行为、政府或公共机构的禁止或行为、瘟疫或任何其它无法预见、无法预防和无法控制的事件，包括在一般国际商业惯例中被认定为不可抗力的事件。

In the event that the Premise cannot be used or that the personal safety or health of Party B’s employees is endangered, for reasons unrelated to Party B, which includes Party B’s failure of obtaining environmental impact registration approval until December 31, 2021, changes in law or causes of Force Majeure, this Lease Agreement can be terminated. In such cases, Party A shall be responsible for returning the Lease Deposit to Party B. Upon Party B’s receipt of the Lease Deposit, neither Party shall be held liable for breach of contract.

"Force Majeure" shall refer to any and all events which are beyond the control of a Party to this Lease Agreement, and which are unforeseen, unavoidable and insurmountable, and which arise following the execution of this Lease Agreement, and which prevent, suspend, delay or terminate the total or partial performance by any Party. Such events shall include earthquakes, typhoons, flood, fire, volcanic eruptions, other acts of nature, war, riots, hostility, public disturbance, acts of public enemies, prohibitions or acts of governments or public agencies, pandemics, or any other events which cannot be foreseen, prevented and controlled, including events which are accepted as force majeure in general international commercial practice.

10.6	发生下列任何事件可能导致本租赁协议的终止，并构成本租赁协议的单方面终止：

The occurrence of any of the following events may give rise to the termination of this Lease Agreement, which shall constitute a unilateral termination of this Lease Agreement:

a)	本协议一方被法院裁定破产的；
b)	乙方在没有合理理由的情况下至少两 (2) 个月未能或忽视支付租金或物业管理费；
c)	甲方不履行其在本协议项下的义务, 严重影响乙方使用租赁物，且经乙方书面催告60天内仍未纠正的

因上述任何事件而终止本租赁协议不应损害守约方的权利。 因此，守约方应有权保留其可能拥有或可能向违约方索赔的所有权利。

a)	The bankruptcy of a Party to this Lease Agreement, as confirmed by a court of law;
b)	Party B’s has failed or neglected to pay the Rental or Property management fee for at least two (2) months without reasonable justification;
c)

The violation or infringement by Party A of any of its obligations specified in this Lease Agreement, which affect or impair Party B’s usage of the Premise, and said violation or infringement is not cured within sixty (60) days of Party A’s receipt of a written notice to said effect.

The termination of this Lease Agreement for any of the events listed hereinabove shall be without prejudice to the non-defaulting Party’s rights. As such, the non-defaulting Party shall reserve all rights and claims it may have or which may arise against the breaching Party.

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第十条、	其它规定
11.	Miscellaneous Provisions

11.1

本合同的成立、有效性、终止、解释、执行和因本合同产生的任何争议的解决适用中华人民共和国实体法律法规的规定。

若双方因本合同而发生或与之相关而发生任何争议，包括有关违约、终止、有效性或解释的任何争议，双方应首先尝试通过真诚友好协商解决该等争议。如果在三十（30）日内通过友好协商仍未解决争议，应提交上海国际经济贸易仲裁委员会（SHIAC），由三（3）名仲裁员进行仲裁。双方可以各指定一 (1) 名仲裁员，SHIAC指定第三名仲裁员作为首席仲裁员，按照仲裁申请时上海国际经济贸易仲裁委员会现行有效的仲裁规则进行仲裁，仲裁语言为中文。仲裁裁决是终局的，对双方均有约束力。仲裁费用由败诉方承担。

The formation of this Lease Agreement, its validity, termination, interpretation, execution and the settlement of any dispute arising there under shall be governed by and construed in accordance with the substantive laws and regulations of the People’s Republic of China (PRC).

In the event of any dispute arising between the Parties out of or in relation to this Lease Agreement, including any dispute regarding its breach, termination, validity or interpretation, the Parties shall attempt in the first instance to resolve such dispute through friendly consultations in good faith. If the dispute has not been resolved through friendly consultations within thirty (30) days, the unresolved dispute may then be submitted to arbitration at Shanghai International Economic and Trade Arbitration Commission (SHIAC). The arbitration proceedings shall be conducted in Chinese in accordance with the SHIAC's arbitration rules in effect at the time of applying for arbitration. Each Party shall be entitled to nominate one (1) arbitrator, and SHIAC shall appoint the third arbitrator who shall serve as the presiding arbitrator. The arbitral award shall be final and binding upon both Parties. All costs and fees charged by SHIAC shall be borne by the losing Party.

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11.2	保密：本租赁协议的条款严格保密，不得向第三方披露，甚至部分披露，除非是经任何适用的法律、规则或规定要求, 包括但不限于纳斯达克股票市场和沙溪镇人民政府。 任何违反此保密义务的行为都可能给非违约方造成重大伤害和损害。 任何经证实因违反保密义务而造成的直接损失，应使非违约方有权从违约方处获得不超过人民币十万（100,000）元的赔偿。

Confidentiality: The terms of this Lease Agreement are strictly confidential, and may not be disclosed, even partially, to a third party, except as may be required by any applicable law, rule or regulation, including but not limited to, NASDAQ Stock Market and Shaxi Town government. Any breach of this confidentiality obligation may cause the non-breaching Party significant harm and damages. Any proven direct losses caused by a breach of the confidentiality obligations shall entitle the non-breaching to compensation of no more than RMB 100,000 payable by the breaching Party.

11.3	本合同用中文和英文书就，每一方都已彻底审查了本租赁协议的两个版本，双方经善意审议后确认本租赁协议的英文和中文版本是一致的。如果中英文版本有任何不一致或冲突，以中文版本为准。本协议一式捌份，每一方各执肆份，每一份具有同等效力。

This Lease Agreement has been drafted in both the Chinese and the English languages. Each Party has thoroughly reviewed both versions of this Lease Agreement and confirms that the English and the Chinese version of this Lease Agreement are consistent pursuant to a good faith review of both versions. In the event of any inconsistency or conflict between the English and Chinese versions of this Lease Agreement, the Chinese version of this Lease Agreement shall prevail and control. This Lease Agreement shall be signed in eight (8) counterparts, whereas four (4) of such counterparts shall be provided to each Party to this Lease Agreement. Each executed counterpart shall be deemed equally authentic.

11.4

本协议首页所载的双方地址、电子邮件地址视为该方法定通讯地址。本协议规定或根据本协议向本协议一方提供的任何法律通知、通信、通知或其他信件均应以书面形式提供，并且 (i) 亲自交付，(ii) 通过挂号或认证邮件邮寄，预付邮资，或 (iii) 通过电子邮件发送。 法律通知、通信、通知或其他信件应视为另一方在交付证明、书面回复中指明的日期或三 (3) 个工作日后收到，以较早者为准。一方变更法定通讯地址的，应书面通知另一方。如果未按照本协议的约定通知的，另一方以原地址、电子邮件地址发出法律通知、通信、通知或其他信件的，视为具有送达法律效力。

Each Party’s address and email address specified on the cover page of this Lease Agreement shall be regarded as the Party’s legal correspondence address. Any legal notice, correspondence, notice or other communication provided for herein or given hereunder to a Party hereto shall be provided in writing, and (i) delivered in person, (ii) mailed by first class registered or certified mail, postage prepaid, or (iii) sent by electronic mail. The legal notice, correspondence, notice or other communication shall be deemed received by the other Party as of the date indicated in the proof of delivery, a written reply, or upon the lapse of three (3) business days, whichever is earlier. To change its legal correspondence address, a Party shall notify the other Party in writing. If the Party fails to notify the other Party in accordance with the requirements of this Lease Agreement, any legal notice, correspondence, notice or other communication provided for herein sent to the Party’s original legal correspondence address shall be deemed effective.

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11.5	本租赁协议在双方签署后生效。对本租赁协议的任何后续更改、修正、变更或添加仅在双方正式签署后才具有约束力。 任何附件均被视为纳入本租赁协议，并构成其不可分割的一部分。

This Lease Agreement shall come into effect as of its execution by both Parties. Any subsequent alteration, amendment, change or addition to this Lease Agreement shall only be binding if duly executed by both Parties. Any appendix to this Lease Agreement are deemed incorporated into this Lease Agreement, and form an integral part thereof.

以下无正文/No formal text after this line (intentionally left blank).

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甲方：平谦（太仓）现代产业园有限公司 Party A: Plainvim (Taicang) Industrial Park Co., Ltd.	乙方： LiqTech Emission Control A/S Party B: LiqTech Emission Control A/S

代表： Authorized Representative:	代表： Authorized Representative: Claus Toftegaard, CEO

签约日期（年/月/日）： Signature Date (year/month/date):	签约日期（年/月/日）： Signature Date (year/month/date):

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Lease Agreement LiqTech Plainvim (Taicang) 2021

 附件一：不动产权证

Appendix1：Property Ownership Certificate

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附件二：租赁物交付确认书

Appendix 2: Premise Delivery Confirmation Letter

根据甲乙双方签订的正式租赁协议及现场察看，双方在此共同确认该租赁物（见协议第1.1条定义）符合乙方使用要求，乙方同意正式接收此租赁物。若发生有关租赁物质量的任何争议，应根据国家、地方相关法规及本租赁协议进行解决。

Pursuant to the execution of the Lease Agreement between Party A and Party B and the on-site inspection conducted, Party A and Party B hereby confirm and acknowledge that the Premise (as defined in Article 1.1 of the Lease Agreement) complies with the usage requirements set forth by Party B. Party B therefore agrees to formally accept the Premise as presented. In the event of any dispute relating to or regarding quality of the Premise, the dispute shall be resolved by applying national and local laws as well as the terms of the Lease Agreement.

如果对租赁物的现场检查表明或暗示存在影响该租赁物的问题、瑕疵或缺陷（一个“问题”），则甲乙双方应以书面形式确认该问题并任命必要的人员并分配所需的处理和补救问题的时间如下：

If the on-site inspection of the Premise demonstrates or suggests an issue, default or flaw affecting the Premise (each, an “Issue”), Party A and Party B shall confirm the Issue in writing and appoint the necessary personnel and allocate the required time to handle and remedy the Issue as follows:

	瑕疵描述 Description of the Issue	处理完毕时间 Completion Time
地面 Floor
屋顶 Ceiling
围墙 Walls
门窗 Windows and Doors
照明 Lighting
临时用电 Temporary Power
其它问题 Other Issues (not listed)

甲方签章（Stamp）                                                                                                                                                              乙方签章：（Stamp）

验收完成日期：       年       月       日

Inspection Completion Date: ________________________

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附件三：甲方所购财产一切险副本（含保险单号）

Appendix 3: Party A’s Property All Risk Insurance Certificate (copy), which includes the certificate ID number.

中国平安 PINGAN

# 中国平安财产保险股份有限公司

## 财产一切险

保险单号：10414100901296571325　　验真码：5sp3e0664JE39CD2aa

**鉴于投保人向中国平安财产保险股份有限公司 广东 分公司（以下简称"本公司"）提交书面投保申请和有关资料（该投保申请及资料被视作本保险单的有效组成部分），并同意向本公司缴付本保险单明细表中列明的保险费，本公司同意在本保单条款规定的保险责任范围内，对保险期间内被保险人的损失负赔偿责任，特立本保险单为凭。**

---

**被 保 险 人**　平谦(太仓)现代产业园有限公司

**保 险 期 限**　共 12 个月　　自2021年06月07日00时起至2022年06月06日24时止

**含 税 保 费**　人民币 贰万捌仟玖佰叁拾捌元零壹分(RMB 28938.01)

**不含税保费**　人民币 贰万柒仟叁佰元零壹分(RMB 27300.01)

**税　　额**　人民币 壹仟陆佰叁拾捌元整(RMB 1638.00)

---

**复　　核：** 刘若琳

**制　　单：** LIUJIANCHEN006

**签 发 日 期：** 2021年06月01日

**签单公司地址：** 广州市花都区风神北路41号水仙花园酒店二楼

中国平安财产保险股份有限公司 PING AN PROPERTY & CASUALTY INSURANCE COMPANY OF CHINA, LTD. 保单专用章 SPECIAL SEAL FOR POLICY

[illegible]

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中国平安 PINGAN

# 中国平安财产保险股份有限公司

## 财产一切险

保险单号：10414100901296571325　　验真码：5sp3e0664JE39CD2aa

**一、被保险人信息**

被保险人名称：平谦(太仓)现代产业园有限公司

证件类型：统一社会信用代码

证件号码：91320585094344479E

通讯地址：太仓市沙溪镇岳王楼淮南路525号

联系人姓名：杨黎丹

联系人电话：13912902896

**二、保险标的地址**

中国江苏省苏州市太仓市沙溪镇岳王镇淮南路525号（苏（2020）太仓市不动产权第0522601号）

**三、投保人名称**

平谦(太仓)现代产业园有限公司

**四、受益人名称**

平谦(太仓)现代产业园有限公司

**五、行业类型**

房地产业/房地产业/物业管理/物业管理

**六、保险期间**

共 12 个月，自2021年06月07日00时起，至2022年06月06日24时止

**七、投保项目**

| 保险项目 | 保险金额 | 保险金额确定依据 |
| --- | --- | --- |
| 房屋建筑(房屋建筑含装修门窗) | 206,700,000.98 | 出险时的重置价值 |

**八、总保额**

人民币贰亿零陆佰柒拾万零玖角捌分　(RMB 206,700,000.98)

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中国平安 PINGAN

# 中国平安财产保险股份有限公司

## 财产一切险

保险单号：10414100901296571325　　验真码：5sp3e0664JE39CD2aa

**九、附加险**

| 序号 | 附加险名称 | 保险金额 |
| --- | --- | --- |
| 1 | 重置价值条款 | 206,700,000.98 |
| 2 | 清理残骸费用扩展条款 | 41,340,000.20 |
| 3 | 地震扩展条款A | 165,360,000.78 |
| 4 | 罢工、暴乱及民众骚乱扩展条款 | 41,340,000.20 |
| 5 | 水箱、水管爆裂扩展条款 | 206,700,000.98 |
| 6 | 灭火费用扩展条款A | 41,340,000.20 |
| 7 | 玻璃破碎条款 | 206,700,000.98 |
| 8 | 消防保证条款 | 206,700,000.98 |

**十、保险费率**

0.014%

**十一、保费**

人民币贰万捌仟玖佰叁拾捌元零壹分　(RMB 28,938.01)

**十二、免赔描述**

1.本保险对每次事故的绝对免赔为人民币2000元或损失金额的5%，以高者为准。2.本保险对地震扩展条款A每次事故的绝对免赔为600000人民币或损失金额的5%，以高者为准。

**十三、付费日期及方式**

付费次数：1 次，2021年06月06日之前交清第1期保险费。

**十四、付费约定**

1、投保人应按约定交付保险费。

2、约定一次性交付保险费的，投保人在约定交费日后交付保险费的，保险人对交费之前发生的

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中国平安 PINGAN

# 中国平安财产保险股份有限公司

## 财产一切险

保险单号：10414100901296571325　　验真码：5sp3e0664JE39CD2aa

保险事故不承担保险责任。

3、约定分期交付保险费的，保险人按照保险事故发生前保险人实际收取保险费总额与投保人应当交付的保险费的比例承担保险责任，投保人应当交付的保险费是指截至保险事故发生时投保人按约定分期应该缴纳的保费总额。

**十五、保额描述**

无

**十六、特别约定**

**1.本保单第一受益人为：中国工商银行太仓沙溪支行。**

**签 单 日 期**　：　2021年06月01日

**收费确认时间**　：　2021年06月01日

**保单生成时间**　：　2021年06月01日 16时17分01秒

**保单打印时间**　：　2021年06月01日 16时30分45秒

经纪人：太平保险经纪有限公司湖南分公司(00006930)

中介机构跟单销售人员姓名：谭木连

中介机构跟单销售人员执业资格证号：2596B0000000062020056675

业务姓名：刘潇池　　　　执业证编码：0100054401140000201500052

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附件四：租赁物北侧外部使用

Appendix 4 Outside Usage Area Along the North Side of the Premise

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